LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                $[2,616,943,000]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                   LXS 2005-5

                                SENIOR TERM SHEET
                     SENIOR / SUBORDINATE REMIC CERTIFICATES

                    AURORA LOAN SERVICES LLC, MASTER SERVICER
                                  TBD, TRUSTEE

---------------------------------------------------------------------------------------------------------------
                                                                                     LEGAL
                      APPROXIMATE             INITIAL              CREDIT            FINAL           EXPECTED
     CLASS             SIZE ($)              COUPON (1)        SUPPORT (%)         MATURITY         RATINGS
---------------------------------------------------------------------------------------------------------------
       A           $[2,616,943,000]          MTA + [ ]%           [9.00]%         [11/25/2035]      [AAA/Aaa]
---------------------------------------------------------------------------------------------------------------
   Subs(2)          $[258,819,219]               NA                  NA                NA              N/A
---------------------------------------------------------------------------------------------------------------

(1) The Class A Certificates will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the Net Funds Cap. The Subordinate Certificates will accrue interest at a rate of 1-Month LIBOR plus a specified spread subject to the Net Funds Cap. The spread on the Class A Certificates will increase to 2.0 times the stated spread and the spread on the Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 1% Optional Termination may be exercised. One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)  The Subs represent the Subordinate Classes and are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW

     o The issuer will be Lehman XS Trust, Series 2005-5 and the transaction will be found on Bloomberg under the symbol "LXS".

     o The mortgage loans were originated by IndyMac (69.85%) and Countrywide (30.15%).

     o The collateral will be comprised of 12-month MTA negative amortization ARMs ("Option ARMs"). The Mortgage Loans will have a weighted average Life Ceiling of 9.991%, and will feature a Maximum Negative Amortization Limit of either 115% or 110%.

     o Each Mortgage Loan has either a one month or three month teaser rate that ranges from 1.000% to 5.308%. As of the Statistical Cut-Off Date, approximately 65.94% of the mortgage loans are still in the teaser rate period. Below is a summary of the mortgage loans based on the Statistical Cut-Off Date collateral:

 -----------------------------------------------------------------------------------------
                                         GROSS         NET          GROSS       WA LIFE
 LOAN TYPE              BALANCE           WAC          WAC         MARGIN       CEILING
 -----------------------------------------------------------------------------------------
 MTA/Option ARM    $2,875,762,219.25     2.887%          2.504%     3.043%          9.991%
 -----------------------------------------------------------------------------------------

     o After the one to three month teaser rate period, the interest rates on the Mortgage Loans may adjust monthly but their monthly payments and amortization schedules adjust annually and are not subject to periodic caps.

     o All of the loans that were originated by Countrywide and 75.94% of the loans that were originated by IndyMac, the first payment change date will be the first day of the month on which the thirteenth monthly payment is due and every twelve months thereafter. For the remaining 24.06% of the IndyMac loans, the first payment change date will be the first day of the month on which the sixty-first payment is due and every twelve months thereafter. On each payment change date, the payment changes to the fully amortizing amount of the current interest rate, principal balance, and remaining term, subject to the payment cap.

     o On each payment change date (with the exception of each fifth payment change date, the final payment change date and any payment date in which the Maximum Negative Amortization Limit has been reached), any increase in the monthly payment shall be limited to an amount no more than 7.50% of the payment amount (P&I) for the previous period. The monthly payment for each Mortgage Loan is recast every five years without provision for the payment cap.

     o The required monthly payment may also be less than the accrued interest for such Mortgage Loan which, under this instance, negative amortization would occur. In order to keep borrowers informed of how interest rate changes could affect their normal amortization schedule each month, the borrower is provided three Payment Options that are greater than the required minimum monthly payment as follows: (1) the amount that would cover the interest accrual for the month (the interest-only amount); (2) the amount that would amortize the Mortgage Loan fully at the original maturity date (the thirty year fully amortizing amount); and (3) the amount that would amortize the Mortgage Loan to a fifteen year maturity date (the fifteen year fully amortizing amount).

     o To the extent that the amount of interest calculated for any class is limited by the application of the Net Funds Cap (such excess, a "Basis Risk Shortfall"), that class will be entitled to the amount of the Basis Risk Shortfall or Unpaid Basis Risk Shortfall with interest thereon at the applicable Interest Rate (calculated without regard to the Net Funds Cap).

     o 1% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the mortgage loans is less than 1% of the Cut-Off Date balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

NEGATIVE AMORTIZATION

     o Since the Mortgage Loans are subject to Negative Amortization, the Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period may be offset by principal prepayments.

     o Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to all of the Certificates, pro rata, according to their respective principal amount, in reduction of the interest distributable to such Class for such Distribution Date.

----------------------------------------------------------------------------------------------------------
      ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL BALANCES AS OF
   SEPTEMBER 1, 2005 (THE "STATISTICAL CALCULATION DATE") UNLESS OTHERWISE INDICATED. THE INFORMATION
     CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY
     SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
                             INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
----------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS

Cut-off Date:                       October 1, 2005

Statistical Cut-Off Date:           September 1, 2005

Settlement Date:                    October 31, 2005

Distribution Date:                  25th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005

Issuer:                             Lehman XS Trust ("LXS"), Series 2005-5

Depositor:                          Structured Asset Securities Corporation

Trustee:                            TBD

Pricing Speed:                      25% CPR

Master Servicer:                    Aurora Loan Services LLC ("ALS")

Certificates:                       "Senior Certificates":  Class A Certificates

                                    "Certificates": Senior and Subordinate Certificates

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the "Master Servicing Fee")
                                    equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection
                                    Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:                          Actual/360 for the Class A Certificates

Accrual Period:                     The "Accrual Period" applicable to the Class A Certificates with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date,
                                    September 25, 2005) and ending on the day immediately preceding the related
                                    Distribution Date.

Settlement:                         The Senior Certificates will settle with accrued interest.

Delay Days:                         Zero day delay for the Class A Certificates

Collection Period:                  The "Collection Period" with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:                       All the Class A and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:               Minimum $25,000; increments $1 in excess thereof for the Senior Certificates

Tax Status:                         REMIC for Federal income tax purposes.

SMMEA Eligibility:                  The Class A Certificate will be SMMEA eligible.

ERISA Eligibility:                  The Class A Certificates are expected to be ERISA eligible.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

SUMMARY OF TERMS (CONT.)

Net Funds Cap:                      The "Net Funds Cap" with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the scheduled interest remittance amount from the mortgage loans such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution
                                    Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Basis Risk Shortfall:               To the extent that the coupons on the Class A Certificates are limited by the
                                    Net Funds Cap, that class will have a "Basis Risk Shortfall" and will be entitled to the amount. If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk
                                    Shortfall at the coupon for such class, calculated without respect to the Net
                                    Funds Cap.

--------------------------------------------------------------------------------
                              TRANSACTION CONTACTS
--------------------------------------------------------------------------------

MBS TRADING AND STRUCTURING     Khalil Kanaan                     (212) 526-8320
                                Brendan Garvey                    (212) 526-8320

SYNDICATE                       Kevin White                       (212) 526-9519
                                Bob Caldwell                      (212) 526-9519
                                Dan Covello                       (212) 526-9519
                                Paul Tedeschi                     (212) 526-9519

MBS BANKING                     Mike Hitzmann                     (212) 526-5806
                                Nick Stimola                      (212) 526-0212
                                Sam Warren                        (212) 526-1486
--------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

COLLATERAL SUMMARY

--------------------------------------------------------------------------------
                          LXS 2005-5-COLLATERAL SUMMARY
                         AS OF STATISTICAL CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF LOANS                                   7,700            OCCUPANCY STATUS

TOTAL OUTSTANDING LOAN BALANCE              $2,875,762,219.25            Primary Home                       84.77%

AVERAGE LOAN PRINCIPAL BALANCE                       $373,476            Investment                         11.42%

PREPAYMENT PENALTY                                     58.30%            Second Home                         3.82%

WEIGHTED AVERAGE COUPON                                2.887%

WEIGHTED AVERAGE ORIGINAL RATE                         1.326%

WEIGHTED AVERAGE MARGIN                                3.043%

WEIGHTED AVERAGE ORIGINAL TERM (MO.)                      360            GEOGRAPHIC DISTRIBUTION
                                                                         (Other states account individually for
WEIGHTED AVERAGE REMAINING TERM (MO.)                     359            less than
                                                                         5% of the
                                                                         Cut-off Date
                                                                         principal
WEIGHTED AVERAGE LOAN AGE (MO.)                             1            balance.)

CURRENT LTV >80 AND MI                                 85.01%            California                         56.60%

WEIGHTED AVERAGE ORIGINAL LTV                          73.86%            Florida                             7.13%

NON-ZERO WEIGHTED AVERAGE FICO                            708            Virginia                            6.38%

PAYMENT CAP                                             7.50%            New Jersey                          5.16%

ORIGINAL MONTHS TO RECAST (MO.)                     60 months

INDEX - 1- YEAR MTA                                      100%
ORIGINATORS                                  IndyMac (69.85%)
                                                  Countrywide
                                                     (30.15%)            LIEN POSITION

INITIAL AND SUBSEQUENT CAPS                              None            First                             100.00%

--------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                              COLLATERAL CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             SCHEDULED PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                           % OF POOL
                 ($)                       LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                    12                  $440,541.89                            0.02%
50,000.01 - 100,000.00                             141                11,557,342.74                             0.40
100,000.01 - 150,000.00                            484                62,183,355.18                             2.16
150,000.01 - 200,000.00                            801               141,824,066.44                             4.93
200,000.01 - 250,000.00                            870               197,332,085.08                             6.86
250,000.01 - 300,000.00                            940               259,887,798.68                             9.04
300,000.01 - 350,000.00                            816               266,720,106.44                             9.27
350,000.01 - 400,000.00                            949               358,037,661.19                            12.45
400,000.01 - 450,000.00                            646               275,928,691.88                             9.59
450,000.01 - 500,000.00                            598               285,408,111.29                             9.92
500,000.01 - 550,000.00                            354               185,829,403.61                             6.46
550,000.01 - 600,000.00                            300               172,858,435.92                             6.01
600,000.01 - 650,000.00                            271               171,367,754.49                             5.96
650,000.01 - 700,000.00                            101                68,507,868.16                             2.38
700,000.01 - 750,000.00                             78                56,582,984.43                             1.97
750,000.01 - 800,000.00                             41                31,960,818.48                             1.11
800,000.01 - 850,000.00                             43                35,469,400.97                             1.23
850,000.01 - 900,000.00                             40                35,278,252.15                             1.23
900,000.01 - 950,000.00                             28                26,054,013.16                             0.91
950,000.01 - 1,000,000.00                           74                73,228,577.94                             2.55
1,000,000.01 - 1,250,000.00                         38                42,901,488.51                             1.49
1,250,000.01 - 1,500,000.00                         52                73,044,358.26                             2.54
1,500,000.01 - 1,750,000.00                         11                17,673,758.95                             0.61
1,750,000.01 - 2,000,000.00                          7                13,466,893.16                             0.47
2,000,000.01 - 2,250,000.00                          2                 4,414,500.30                             0.15
2,250,000.01 - 2,500,000.00                          1                 2,469,101.92                             0.09
2,500,000.01 - 2,750,000.00                          1                 2,504,713.00                             0.09
2,750,000.01 - 3,000,000.00                          1                 2,830,135.03                             0.10
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           7,700            $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: $14,400
Max: $2,830,135
Avg.: $373,476
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                CURRENT MORTGAGE RATES
---------------------------------------------------------------------------------------------------------------------
                                       # OF MORTGAGE                                           % OF POOL
                   (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                                    3,245            $1,232,452,858.81                           42.86%
1.001 - 1.500                                      314               134,468,028.73                             4.68
1.501 - 2.000                                    1,405               469,216,993.91                            16.32
2.001 - 2.500                                       62                22,568,812.02                             0.78
2.501 - 3.000                                       88                24,802,484.77                             0.86
3.001 - 3.500                                       30                 9,807,164.24                             0.34
3.501 - 4.000                                        7                 1,848,341.30                             0.06
4.001 - 4.500                                        4                 2,122,077.21                             0.07
4.501 - 5.000                                       11                 4,107,535.78                             0.14
5.001 - 5.500                                      207                95,338,375.10                             3.32
5.501 - 6.000                                    1,174               467,498,979.32                            16.26
6.001 - 6.500                                    1,025               364,638,880.37                            12.68
6.501 - 7.000                                      119                42,580,924.01                             1.48
7.001 - 7.500                                        8                 3,669,885.93                             0.13
9.001 - 9.500                                        1                   640,877.75                             0.02
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                           7,700            $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min.: 1.000%
Max: 9.375%
Weighted Avg.: 2.887%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          ORIGINAL TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (MONTHS)                      LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
360                                               7,700            $2,875,762,219.25                          100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                            7,700            $2,875,762,219.25                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 360
Max.: 360
Weighted Avg.: 360
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                          REMAINING TERMS TO STATED MATURITY
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (MONTHS)                     LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
350 - 355                                            40               $13,272,911.24                            0.46%
356 - 360                                         7,660             2,862,489,308.01                            99.54
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                            7,700            $2,875,762,219.25                          100.00%
----------------------------------------------------------------------------------------------------------------------

Min: 351
Max: 360
Weighted Avg.: 359
----------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             CURRENT LOAN-TO-VALUE RATIO
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                           % OF POOL
                    (%)                      LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                                           1                   $50,000.00                           0.00%
10.01 - 20.00                                         12                 1,988,173.38                            0.07
20.01 - 30.00                                         37                 8,121,063.26                            0.28
30.01 - 40.00                                        104                29,623,070.62                            1.03
40.01 - 50.00                                        235                66,381,837.06                            2.31
50.01 - 60.00                                        529               189,591,221.21                            6.59
60.01 - 70.00                                      1,106               459,405,259.83                           15.98
70.01 - 80.00                                      5,113             1,959,682,133.40                           68.14
80.01 - 90.00                                        386               113,556,648.90                            3.95
90.01 - 100.00                                       177                47,362,811.59                            1.65
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700            $2,875,762,219.25                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 8.70%
Max: 95.26%
Weighted Avg: 73.80%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                      FICO SCORE
----------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                           % OF POOL
                                             LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
----------------------------------------------------------------------------------------------------------------------
Not Available                                          1                  $194,480.00                           0.01%
601 - 620                                             25                 7,403,625.64                            0.26
621 - 640                                            476               156,968,866.64                            5.46
641 - 660                                            721               239,777,306.35                            8.34
661 - 680                                          1,282               468,044,541.02                           16.28
681 - 700                                          1,320               500,052,631.51                           17.39
701 - 720                                          1,061               411,426,580.79                           14.31
721 - 740                                            862               338,499,371.93                           11.77
741 - 760                                            773               302,116,745.87                           10.51
761 - 780                                            670               265,074,328.08                            9.22
781 - 800                                            399               148,870,201.34                            5.18
801 - 820                                            109                37,143,966.08                            1.29
821 - 840                                              1                   189,574.00                            0.01
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700            $2,875,762,219.25                         100.00%
----------------------------------------------------------------------------------------------------------------------

Min.: 620
Max.: 821
Non-Zero Weighted Avg.: 708
----------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     LOAN PURPOSE
--------------------------------------------------------------------------------------------------------------------
                                        # OF MORTGAGE                                          % OF POOL
                                            LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
 Cash Out Refinance                              4,195            $1,464,605,632.37                           50.93%
 Purchase                                        2,406             1,018,314,992.89                            35.41
 Rate/Term Refinance                             1,099               392,841,593.99                            13.66
--------------------------------------------------------------------------------------------------------------------
 TOTAL:                                          7,700            $2,875,762,219.25                          100.00%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                    PROPERTY TYPE
--------------------------------------------------------------------------------------------------------------------
                                        # OF MORTGAGE                                          % OF POOL
                                            LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------
 Single Family                                   4,843            $1,824,294,284.33                           63.44%
 PUD                                             1,528               602,636,438.54                            20.96
 Condo                                             921               298,730,382.59                            10.39
 2-4 Family                                        351               134,607,083.95                             4.68
 Townhouse                                          57                15,494,029.84                             0.54
--------------------------------------------------------------------------------------------------------------------
 TOTAL:                                          7,700            $2,875,762,219.25                          100.00%
--------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                   STATES - TOP 10
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
                                             LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                        3,775            $1,627,665,244.79                          56.60%
Florida                                             718               205,041,446.56                            7.13
Virginia                                            487               183,371,520.07                            6.38
New Jersey                                          424               148,525,183.79                            5.16
New York                                            212                84,843,357.09                            2.95
Nevada                                              239                76,149,046.34                            2.65
Maryland                                            195                72,509,588.29                            2.52
Arizona                                             249                72,186,073.47                            2.51
Illinois                                            176                58,822,378.39                            2.05
Hawaii                                               68                37,767,512.72                            1.31
Other                                             1,157               308,880,867.74                           10.74
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                            7,700            $2,875,762,219.25                         100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  DOCUMENTATION TYPE
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
                                             LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
Full                                               1,311            $423,948,804.18                           14.74%
Limited                                              143              39,783,993.98                             1.38
Alternate                                             67              29,142,714.51                             1.01
Stated                                             3,629           1,335,745,723.06                            46.45
Reduced                                            1,211             622,750,942.93                            21.66
No Documentation                                      51              19,141,923.54                             0.67
No Income/No Asset                                 1,287             405,083,510.26                            14.09
No Ratio                                               1                 164,606.79                             0.01
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     GROSS MARGIN
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                          3              $1,299,806.50                            0.05%
1.501 - 2.000                                         23              11,326,595.56                             0.39
2.001 - 2.500                                        480             229,138,880.69                             7.97
2.501 - 3.000                                      2,662           1,060,021,226.49                            36.86
3.001 - 3.500                                      3,966           1,359,516,661.46                            47.28
3.501 - 4.000                                        500             193,708,933.50                             6.74
4.001 - 4.500                                         50              15,821,757.00                             0.55
4.501 - 5.000                                         13               3,528,428.30                             0.12
5.001 - 5.500                                          2                 759,052.00                             0.03
6.001 - 6.500                                          1                 640,877.75                             0.02
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.375%
Max: 6.450%
Weighted Avg: 3.043%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                     MAXIMUM RATE
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                                          1                $619,155.41                            0.02%
8.501 - 9.000                                         28              11,300,303.74                             0.39
9.501 - 10.000                                     7,469           2,788,848,078.04                            96.98
10.001 - 10.500                                       10               6,724,798.46                             0.23
10.501 - 11.000                                       28               9,161,119.72                             0.32
11.001 - 11.500                                        1                  79,820.35                             0.00
11.501 - 12.000                                      161              58,690,613.64                             2.04
12.001 - 12.500                                        1                 211,330.07                             0.01
13.001 - 13.500                                        1                 126,999.82                             0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 8.000%
Max: 13.450%
Weighted Avg: 9.991%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                        FLOOR
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1.001 - 1.500                                          3              $1,299,806.50                            0.05%
1.501 - 2.000                                         23              11,326,595.56                             0.39
2.001 - 2.500                                        480             229,138,880.69                             7.97
2.501 - 3.000                                      2,662           1,060,021,226.49                            36.86
3.001 - 3.500                                      3,966           1,359,516,661.46                            47.28
3.501 - 4.000                                        500             193,708,933.50                             6.74
4.001 - 4.500                                         50              15,821,757.00                             0.55
4.501 - 5.000                                         13               3,528,428.30                             0.12
5.001 - 5.500                                          2                 759,052.00                             0.03
6.001 - 6.500                                          1                 640,877.75                             0.02
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Min: 1.375%
Max: 6.450%
Weighted Avg: 3.043%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEGATIVE AMORTIZATION LIMIT
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
110%                                               5,112          $1,701,399,637.98                           59.16%
115%                                               2,588           1,174,362,581.27                            40.84
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                INITIAL TEASER PERIOD
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
                                             LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
1 month                                            7,469          $2,755,945,724.85                           95.83%
3  months                                            231             119,816,494.40                             4.17
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Of the loans that have a 1 month teaser period, 64.50% of the loans are still in their teaser period, and of the loans with a 3 month teaser period, 99.07% of the loans are still in their teaser period.
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

---------------------------------------------------------------------------------------------------------------------
                                        COLLATERAL CHARACTERISTICS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
                    Collateral characteristics are listed below as of the Statistical Cut-Off Date
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NEXT RATE ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
September 2005                                         1                $275,739.24                            0.01%
October 2005                                       5,908           2,240,034,513.72                            77.89
November 2005                                      1,631             555,144,210.29                            19.30
December 2005                                        144              72,434,574.00                             2.52
January 2006                                          16               7,873,182.00                             0.27
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             NEXT PAYMENT ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------------------
                                         # OF MORTGAGE                                          % OF POOL
               (%)                           LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------------------------------------------------------------------------------------------------------------
January 2006                                           1                $428,682.37                            0.01%
February 2006                                          4               1,214,737.61                             0.04
March 2006                                             6               2,288,498.68                             0.08
April 2006                                             9               2,539,975.99                             0.09
May 2006                                              20               6,801,016.59                             0.24
June 2006                                             42              21,023,232.78                             0.73
July 2006                                            180              69,501,347.11                             2.42
August 2006                                          671             270,185,515.28                             9.40
September 2006                                     1,062             466,900,360.41                            16.24
October 2006                                       2,812           1,121,227,359.25                            38.99
November 2006                                      1,257             430,419,684.00                            14.97
August 2010                                          178              51,967,495.60                             1.81
September 2006                                       442             125,382,654.37                             4.36
October 2010                                         688             208,318,475.21                             7.24
November 2010                                        328              97,563,184.00                             3.39
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                             7,700          $2,875,762,219.25                          100.00%
---------------------------------------------------------------------------------------------------------------------

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum. (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.